Exhibit 99.1

Net 1 UEPS Technologies, Inc. Announces Third Quarter Results

Johannesburg, South Africa (May 9, 2006) –Net 1 UEPS Technologies, Inc. (“Net1” or the “Company”) (Nasdaq: UEPS) today announced results for the three and nine months ended March 31, 2006.

Results

The Company reported an increase in net income of 39% to $16.6 million for the three months ended March 31, 2006, from $12.0 million for the three months ended March 31, 2005. Earnings per common share and linked unit increased 34% to $0.292 for the three months ended March 31, 2006, compared to $0.218 for the three months ended March 31, 2005. Revenue increased 20% from $45.7 million for the third quarter of 2005 to $54.6 million for the third quarter of 2006.

The Company reported an increase in net income of 27% to $43.7 million for the nine months ended March 31, 2006, from $34.4 million for the nine months ended March 31, 2005. Earnings per common share and linked unit increased 23% to $0.774 for the nine months ended March 31, 2006, compared to $0.629 for the nine months ended March 31, 2005. Revenue increased 10% from $134.9 million for the first nine months of fiscal 2005 to $147.9 million for the first nine months of fiscal 2006.

Since the Company’s reporting currency is the U.S. dollar (“USD”) but its functional currency is the South African rand (“ZAR”), and due to the significant impact of currency fluctuations between the USD and the ZAR on the Company’s results of operations, the Company also analyzes its results of operations in ZAR to assist investors in understanding the changes in the underlying trends of its business. During the three and nine months ended March 31, 2006, the ZAR was weaker against the USD than during the same periods in the prior year. The impact of these changes on results of operations is shown under the column “Change” in the table of key metrics included at the end of this press release.

In ZAR, the Company reported an increase in net income of 42% to ZAR 102.3 million for the three months ended March 31, 2006, from ZAR 71.9 million for the three months ended March 31, 2005. Earnings per common share and linked unit increased 38% to ZAR 1.802 for the three months ended March 31, 2006, compared to ZAR 1.310 for the three months ended March 31, 2005. Revenue increased 23% from ZAR 274.5 million for the third quarter of 2005 to ZAR 336.8 million for the third quarter of 2006.

In ZAR, the Company reported an increase in net income of 32% to ZAR 279.7 million for the nine months ended March 31, 2006, from ZAR 211.5 million for the nine months ended March 31, 2005. Earnings per common share and linked unit increased 28% to ZAR 4.954 for the nine months ended March 31, 2006, compared to ZAR 3.862 for the nine months ended March 31, 2005. Revenue increased 14% from ZAR 828.6 million for the first nine months of fiscal 2005 to ZAR 946.9 million for the first nine months of fiscal 2006.

Third Quarter Highlights

  $187.8 million in transactions were processed through our merchant acquiring system in the third quarter of fiscal 2006, compared to $45.5 million in the third quarter of fiscal 2005. During the three months ended March 2006, 2,518,296 grants were paid through the Company’s terminal base, compared to 631,252 during the three months ended March 31, 2005;
  3,905 terminals were in use at 2,352 participating UEPS retail locations as of March 31, 2006, compared with 2,406 terminals in use at 1,441 locations as of March 31, 2005. These numbers were comparable to December 31, 2005 while the number of transactions processed per terminal increased from 379 during the three months ended December 31, 2005, to 643 during the three months ended March 31, 2006 due to the improvement in the productivity of the installed base;

  UEPS transaction-based activities effected 10.7 million payments during the third quarter of fiscal 2006, a 7% increase over the number of payments effected during the third quarter of fiscal 2005;
  A total of 3,601,076 UEPS smart card-based accounts were active at March 31, 2006, compared to 3,321,368 active accounts at March 31, 2005;
  Hardware ordered in January 2006 totalling $4.4 million was delivered to Nedbank Limited with the remaining deliveries related to this order expected to be completed during the fourth quarter of fiscal 2006;
  Launch of SmartSwitch Namibia (Pty) Ltd in February;
  Customization and hardware totalling approximately $1.2 million was sold to SmartSwitch Namibia (Pty) Ltd during the three months ended March 31, 2006;
  Formation of SmartSwitch Botswana (Proprietary) Limited with Capricorn Investment Holdings (Botswana) (Proprietary) Limited; and,
  Offer for the entire issued and outstanding ordinary shares of Prism Holdings Limited, a South African company listed on the JSE Limited, for ZAR1.16 per share, or approximately ZAR720 million ($115.2 million at the March 31, 2006 USD/ZAR exchange rate).

Comment and Outlook
Serge Belamant, Net1’s Chairman and Chief Executive Officer, stated, “I am very pleased with our strong quarter from both an operational and strategic perspective. During the third quarter more than 2.5 million grants with a value of $187.8 million were distributed through secure and convenient UEPS-enabled merchant locations, a 59% increase over last quarter. We also benefited from the shipment of products and services to SmartSwitch Namibia, which launched in February, and an acceleration in the delivery of equipment to Nedbank under their latest order.

“During the quarter we signed a new joint venture in Botswana,” Dr. Belamant continued, “which along with South Africa and Namibia creates an emerging bloc of countries using our UEPS technology. Additionally, we announced our planned acquisition of Prism, which I believe will make Net1 an even more dynamic company as we explore opportunities on the African continent and around the world.”

“Based on our performance over the first nine months of fiscal 2006, we reaffirm our guidance on earnings per share of $0.98 to $1.02 for the full year, assuming an exchange rate of ZAR6.50 to USD1.00," Dr. Belamant concluded.

Conference call

Net1 will host a conference call to review third quarter results on May 10, 2006 at 9:30 a.m EST. To participate in the call, dial 1-800-860-2442 (U.S. only), 1-866-519-5086 (Canada only), 0-800-917-7042 (U.K. only) or 0-800-200-648 (South Africa only) five minutes prior to the start of the call. The passcode is “Net1”. The call will also be webcast on the Net1 homepage, www.net1ueps.com. Please click on the webcast link at least 10 minutes prior to the call. A replay of the call may be accessed through the Net1 website through May 23, 2006.

About Net1 (www.net1ueps.com)
Net1 provides its universal electronic payment system, or UEPS, as an alternative payment system for the unbanked and under-banked populations of developing economies. The Company believes that it is the first company worldwide to implement a system that can enable the estimated four billion people who generally have limited or no access to a bank account to enter affordably into electronic transactions with each other, government agencies, employers, merchants and other financial service providers. To accomplish this, the Company has developed and deployed the UEPS. This system uses secure smart cards that operate in real-time but offline, unlike traditional payment systems offered by major banking institutions that require immediate access through a communications network to a centralized computer. This offline capability means that users of Net1’s system can enter into transactions at any time with other card holders in even the most remote areas so long as a portable offline smart card reader is available. In addition to payments and purchases, Net1’s system can be used for banking, health care management, international money transfers, voting and identification.

This announcement may contain forward-looking statements pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements, such as product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, foreign currency risks, costs of capital, the ability to consummate and integrate acquisitions, and other risks detailed in the Company’s SEC filings. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Contact William Espley at Net1 Investor Relations at:
Telephone: (604) 484-8750
Toll Free: 1-866-412-NET1 (6381)

NET 1 UEPS TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Operations

	Three months ended		Nine months ended
	March 31,		March 31,
	2006	2005	2006	2005
	(In thousands, except per share data)		(In thousands, except per share data)
REVENUE	$54,584	$45,667	$147,900 $	134,885

EXPENSE

Cost of goods sold, IT processing, servicing and support	14,469	12,428	39,196	41,207
General and administration (1)	13,620	11,436	36,232	33,804
Depreciation and amortization	1,428	1,668	4,331	4,897
Costs related to public offering and Nasdaq listing	25	-	1,529	-

OPERATING INCOME	25,042	20,135	66,612	54,977
INTEREST INCOME, net	1,535	294	3,781	1,497
INCOME BEFORE INCOME TAXES	26,577	20,429	70,393	56,474
INCOME TAX EXPENSE	10,074	8,619	27,062	22,534

NET INCOME FROM CONTINUING OPERATIONS
BEFORE EARNINGS FROM EQUITY ACCOUNTED
INVESTMENTS	16,503	11,810	43,331	33,940

EARNINGS FROM EQUITY ACCOUNTED
INVESTMENTS, net	73	147	356	480

NET INCOME	$16,576	$11,957	$43,687	$34,420

Net income per share
Basic earnings, in cents – common stock and linked units	29.2	21.8	77.4	62.9
Diluted earnings, in cents – common stock and linked units	28.8	21.4	76.2	61.8

The following weighted average number of shares was used to calculate:
Basic earnings – common stock and linked units	56,670,580	54,700,393	56,442,066	54,700,393
Diluted earnings – common stock and linked units	57,592,554	55,870,344	57,343,816	55,707,240

(1) General and administration expense includes a stock compensation charge of $124,199 for the three and nine months ended March 31, 2006.

NET 1 UEPS TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets

	Unaudited	(A)
	March 31,	June 30,
	2006	2005
	(In thousands, except share data)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$193,897	$107,749
Pre-funded social welfare grants receivable	15,961	11,567
Accounts receivable, net of allowances of – March $160; June: $0	24,000	15,293
Finance loans receivable, net of allowances of – March: $3,652; June: $3,636	8,492	7,760
Deferred expenditure on smart cards	1,202	3,014
Inventory	2,930	1,927
Deferred income taxes	3,290	3,354
Total current assets	249,772	150,664

LONG TERM RECEIVABLE	1,108	969
PROPERTY, PLANT AND EQUIPMENT, NET OF ACCUMULATED
DEPRECIATION OF – March: $24,353; June: $20,624	4,969	6,216
EQUITY ACCOUNTED INVESTMENTS	4,397	1,325
GOODWILL	15,242	14,636
INTANGIBLE ASSETS, NET OF ACCUMULATED AMORTIZATION OF –
March: $6,840; June: $4,919	6,587	7,944

TOTAL ASSETS	282,075	181,754

LIABILITIES
CURRENT LIABILITIES
Accounts payable	32,327	20,315
Income taxes payable	9,925	14,038
Total current liabilities	42,252	34,353

DEFERRED INCOME TAXES	17,738	10,399

TOTAL LIABILITIES	59,990	44,752

SHAREHOLDERS’ EQUITY
COMMON STOCK
Authorized: 83,333,333 with $0.001 par value;
Issued and outstanding shares - March: 48,009,788; June: 28,548,269	48	29

SPECIAL CONVERTIBLE PREFERRED STOCK
Authorized: 50,000,000 with $0.001 par value;
Issued and outstanding shares - March: 8,660,792; June: 26,733,521	9	27

B CLASS PREFERENCE SHARES
Authorized: 330,000,000 with $0.001 par value;
Issued and outstanding shares (net of shares held by the Company) - March:
63,816,383; June: 196,983,841	10	31

ADDITIONAL PAID-IN-CAPITAL	104,323	71,960

ACCUMULATED OTHER COMPREHENSIVE INCOME	16,367	7,314

RETAINED EARNINGS	101,328	57,641

TOTAL SHAREHOLDERS’ EQUITY	222,085	137,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$282,075	$181,754

(A) – amounts derived from audited financial statements

NET 1 UEPS TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Cash Flows

	Three months ended		Nine months ended
	March 31,		March 31,
	2006	2005	2006	2005
	(In thousands)		(In thousands)

Cash flows from operating activities
Cash received from customers	$25,724	$18,941	$135,763	$127,910
Cash paid to suppliers and employees	(11,905)	(21,365)	(63,889)	(81,864)
Cash generated by operations	13,819	(2,424)	71,874	46,046
Interest received	3,805	3,815	10,128	11,645
Finance costs paid	(2,377)	(3,517)	(6,456)	(10,131)
Income taxes paid	(6,234)	-	(24,309)	(31,984)
Net cash provided by (used in) operating activities (refer
to note 10)	9,013	(2,126)	51,237	15,576

Cash flows from investing activities
Capital expenditures	(315)	(1,260)	(1,203)	(2,982)
Proceeds from disposal of property, plant and equipment	16	8	100	29
Cash inflow from disposal of business	10	-	10	-
Acquisition of equity interest in and advance of loans to equity
accounted investment	(761)	-	(2,612)	-
Net cash used in investing activities	(1,050)	(1,252)	(3,705)	(2,953)

Cash flows from financing activities
Proceeds from issue of share capital, net of share issue
expenses	-	-	32,219	-
Repayment of credit facilities	-	-	-	(19)
Net cash provided by (used in) financing activities	-	-	32,219	(19)

Effect of exchange rate changes on cash	2,032	(9,226)	6,397	(174)

Net increase in cash and cash equivalents	9,995	(12,604)	86,148	12,430

Cash and cash equivalents – beginning of period	183,902	105,316	107,749	80,282

Cash and cash equivalents – end of period	$193,897	$92,712	$193,897	$92,712

Net 1 UEPS Technologies, Inc.
Attachment A

Key metrics and statistics at and for the three and nine months ended March 31, 2006 and 2005:

Three months ended March 31, 2006 and 2005

					Three
					months
					ended
	Three months ended				December	Year ended
	March 31,		Change		31	June 30
				Constant
	2006	2005		Exchange	2005	2005
	US$	US$	Actual	Rate (1)	US$	US$
Key statement of operations data, in
‘000, except EPS
Revenue	$54,584	$45,667	20%	23%	$47,429	$176,290
Stock compensation charge	124	-		n/m	-	-
Operating income	25,042	20,135	24%	28%	21,173	71,303
Income tax expense	10,074	8,619	17%	20%	8,577	29,666
Net income	$16,576	$11,957	39%	42%	$13,932	$44,562

Earnings per share, in cents
Basic	29.2	21.8	34%	37%	24.6	81.4
Diluted	28.8	21.4	35%	38%	24.2	79.6

Key segmental data, in ‘000, except margins
Revenue:
Transaction-based activities	$31,767	$26,683	19%	22%	$27,255	$103,653
Smart card accounts	9,570	9,157	5%	7%	8,744	34,931
Financial services	4,200	5,322	(21)%	(19)%	3,982	20,215
Hardware, software and related
technology sales	9,047	4,505	101%	106%	7,448	17,491
Total consolidated revenue	$54,584	$45,667	20%	23%	$47,429	$176,290

Consolidated operating income (loss):
Transaction-based activities	$16,428	$11,622	41%	45%	$13,517	$44,233
Smart card accounts	4,351	4,163	5%	7%	3,974	15,878
Financial services	1,782	2,836	(37)%	(35)%	1,828	9,316
Hardware, software and related
technology sales	5,449	1,533	255%	265%	3,874	5,689
Corporate/ Eliminations	(2,968)	(19)	n/m	n/m	(2,020)	(3,813)
Total operating income (loss)	$25,042	$20,135	24%	28%	$21,173	$71,303

Operating income margin (%)
Transaction-based activities	52%	44%			50%	43%
Smart card accounts	45%	45%			45%	45%
Financial services	42%	53%			46%	46%
Hardware, software and related
technology sales	60%	34%			52%	33%
Overall operating margin	46%	44%			45%	40%

	Mar. 31,	June 30,
	2006	2005
Key balance sheet data, in ‘000
Cash and cash equivalents	$193,897	$107,749	80%
Total current assets	249,772	150,664	66%
Total assets	282,075	181,754	55%
Total current liabilities	42,252	34,353	23%
Total shareholders’ equity	$222,085	$137,002	62%

(1) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the third quarter of fiscal 2006 also prevailed during the third quarter of fiscal 2005.

Three months ended March 31, 2006 and 2005 (continued)

				Three
				months
				ended
	Three months ended			December	Year ended
	March 31,		Change	31	June 30
	2006	2005		2005	2005

Additional information:
Transaction-based activities:
Total number of grants paid:
KwaZulu-Natal	4,606,938	4,283,526	8%	4,444,129	16,774,940
Limpopo	2,832,121	2,693,793	5%	2,753,537	10,635,232
North West	801,524	789,504	2%	787,009	3,153,868
Northern Cape	401,712	361,818	11%	396,750	1,459,264
Eastern Cape	2,088,799	1,884,626	11%	2,034,904	7,410,272
	10,731,094	10,013,267	7%	10,416,329	39,433,576

Average revenue per grant paid:	ZAR	ZAR		ZAR	ZAR
KwaZulu-Natal	20.19	17.07	18%	20.67	17.85
Limpopo	15.42	15.57	(1)%	15.59	15.34
North West	17.23	16.34	5%	17.21	16.43
Northern Cape	18.84	19.43	(3)%	18.89	19.41
Eastern Cape	11.98	12.35	(3)%	12.07	12.35

UEPS merchant acquiring system:
Terminals installed at period end	3,905	2,406	62%	3,929	3,235
Number of participating retail
locations at period end	2,352	1,441	63%	2,366	1,880
Value of transactions processed
through POS devices during the
quarter (in $ ’000)	187,841	45,529	n/m	118,396	87,643
Value of transactions processed
through POS devices during the
completed pay cycles for the quarter
(in $ ’000)	171,022	44,433	n/m	127,765	85,408
Average number of grants processed
per terminal during the quarter	643	344	n/m	379	406
Average number of grants processed
per terminal during the completed pay
cycles for the quarter	584	349	n/m	470	464

Smart card accounts:
Total number of smart card accounts	3,601,076	3,321,368	8%	3,497,664	3,353,603

Hardware, software and related
technology sales:
Ad hoc significant hardware sales
(US$ ‘000)
Nedbank POS’s, pin pads, smart cards
and other hardware	4,400	2,700	63%	3,400	10,400
Smartswitch Namibia hardware and
software (before consolidation
adjustments)	1,200	-	Nm	1,500	-

Financial services: (US$ ‘000)
Traditional microlending:
Finance loans receivable – gross	8,289	11,143	(26)%	8,318	7,212
Allowance for doubtful finance loans
receivable	(3,652)	(7,059)	(48)%	(3,672)	(3,636)
Finance loans receivable – net	4,637	4,084	14%	4,646	3,576

UEPS-based lending:
Finance loans receivable –net and gross (i.e., no provisions)	3,855	4,746	(19)%	5,732	4,184

nm – Statistic not meaningful

Nine months ended March 31, 2006 and 2005

	Nine months ended				Year ended
	March 31,		Change		June 30
				Constant
	2006	2005		Exchange	2005
	US$	US$	Actual	Rate (1)	US$
Key statement of operations data, in
‘000, except EPS
Revenue	$147,900	$134,885	10%	14%	$176,290
Stock compensation charge	124	-	n/m	n/m	-
Operating income	66,612	54,977	21%	26%	71,303
Income tax expense	27,062	22,534	20%	25%	29,666
Net income	$43,687	$34,420	27%	32%	$44,562

Earnings per share, in cents
Basic	77.4	62.9	23%	28%	81.4
Diluted	76.2	61.8	23%	29%	79.6

Key segmental data, in ‘000, except
margins
Revenue:
Transaction-based activities	$86,840	$77,538	12%	17%	$103,653
Smart card accounts	26,866	26,362	2%	6%	34,931
Financial services	12,456	15,642	(20)%	(17)%	20,215
Hardware, software and related
technology sales	21,738	15,343	42%	48%	17,491
Total consolidated revenue	$147,900	$134,885	10%	14%	$176,290

Consolidated operating income (loss):
Transaction-based activities	$44,077	$31,629	39%	45%	$44,233
Smart card accounts	12,212	11,983	2%	6%	15,878
Financial services	5,454	7,579	(28)%	(25)%	9,316
Hardware, software and related
technology sales	13,390	5,803	131%	140%	5,689
Corporate/ Eliminations	(8,521)	(2,017)	322%	340%	(3,813)
Total operating income (loss)	$66,612	$54,977	21%	26%	$71,303

Operating income margin (%)
Transaction-based activities	51%	41%			43%
Smart card accounts	45%	45%			45%
Financial services	44%	48%			46%
Hardware, software and related
technology sales	62%	38%			33%
Overall operating margin	45%	41%			40%

	Mar. 31,	June 30,
	2006	2005
Key balance sheet data, in ‘000
Cash and cash equivalents	$193,897	$107,749	80%
Total current assets	249,772	150,664	66%
Total assets	282,075	181,754	55%
Total current liabilities	42,252	34,353	23%
Total shareholders’ equity	$222,085	$137,002	62%

(1) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the nine months ended March 31, 2006 also prevailed during the nine months ended March 31, 2005.

Nine months ended March 31, 2006 and 2005 (continued)

	Nine months ended			Year ended
	March 31,		Change	June 30
	2006	2005		2005

Additional information:
Transaction-based activities:
Total number of grants paid:
KwaZulu-Natal	13,359,432	12,494,917	7%	16,774,940
Limpopo	8,279,826	8,012,425	3%	10,635,232
North West	2,365,496	2,366,301	(1)%	3,153,868
Northern Cape	1,188,037	1,081,419	10%	1,459,264
Eastern Cape	6,093,874	5,480,916	11%	7,410,272
	31,286,665	29,435,978	6%	39,433,576

Average revenue per grant paid:	ZAR	ZAR		ZAR
KwaZulu-Natal	20.04	18.11	11%	17.85
Limpopo	15.38	15.25	1%	15.34
North West	17.01	16.48	3%	16.43
Northern Cape	18.92	19.47	(3)%	19.41
Eastern Cape	12.08	12.37	(2)%	12.35

UEPS merchant acquiring system:
Terminals installed at period end	3,905	2,406	62%	3,235
Number of participating retail
locations at period end	2,352	1,441	63%	1,880
Value of transactions processed
through POS devices during the
quarter (in $ ’000)	187,841	45,529	n/m	87,643
Value of transactions processed
through POS devices during the
completed pay cycles for the quarter
(in $ ’000)	171,022	44,433	n/m	85,408
Average number of grants processed
per terminal during the quarter	643	344	n/m	406
Average number of grants processed
per terminal during the completed pay
cycles for the quarter	584	349	n/m	464

Smart card accounts:
Total number of smart card accounts	3,601,076	3,321,368	8%	3,353,603

Hardware, software and related technology sales:
Ad hoc significant hardware sales
(US$ ‘000)
Nedbank POS’s, pin pads, smart cards
and other hardware	10,900	10,400	5%	10,400
Smartswitch Namibia hardware and
software (before consolidation
adjustments)	3,900	-	nm	-

Financial services: (US$ ‘000)
Traditional microlending:
Finance loans receivable – gross	8,289	11,143	(26)%	7,212
Allowance for doubtful finance loans
receivable	(3,652)	(7,059)	(48)%	(3,636)
Finance loans receivable – net	4,637	4,084	14%	3,576

UEPS-based lending:
Finance loans receivable –net and
gross (i.e., no provisions)	3,855	4,746	(19)%	4,184

nm – Statistic not meaningful